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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 16, 2007

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-20981               33-0485994
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

              5958 Priestly Drive
              Carlsbad, California                               92008
      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 16, 2007, Document Sciences Corporation issued a press release to report its financial results for the year and fourth fiscal quarter of 2006. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1.

         The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits:

        The following exhibit is furnished with this Current Report on Form 8-K:

        Exhibit Number                    Description of Exhibit
        --------------     -----------------------------------------------------
             99.1          Press release, dated March 16, 2007, reporting
                           Document Sciences Corporation's financial results for the fourth fiscal quarter of 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2007

                                             DOCUMENT SCIENCES CORPORATION


                                             By:   /s/ John L. McGannon
                                                   -----------------------------
                                             Name: John L. McGannon
                                             Its:  President and Chief Executive
                                                   Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                              DESCRIPTION
--------------    --------------------------------------------------------------
     99.1         Press release, dated March 16, 2007, reporting Document
                  Sciences Corporation's financial results for the year and fourth fiscal quarter of 2006.

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